Commitments and Contingencies - Bolivia Purchase Commitments (Detail) - Bolivia $ in Thousands	Dec. 31, 2020 USD ($)
Long-term Purchase Commitment [Line Items]
2021	$ 18,817
2022	2,358
2023	2,110
2024	2,110
2025	$ 2,110